UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22437
Guggenheim Taxable Municipal Managed Duration Trust
 (Exact name of registrant as specified in charter)
227 West Monroe, Chicago, IL, 60606
 (Address of principal executive offices) (Zip code)
Amy J. Lee
227 West Monroe, Chicago, IL 60606
 (Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 827-0100
Date of fiscal year end:  May 31
Date of reporting period:  June 1, 2018 - May 31, 2019

Item 1.  Reports to Stockholders.
The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIM

5.31.2019

Guggenheim Funds Annual Report

Guggenheim Taxable Municipal Managed Duration Trust

Beginning on January 1, 2021, paper copies of the Trust's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive shareholder reports and other communications from the Trust electronically by contacting your financial intermediary or, if you are a registered shareholder and your shares are held with the Trust's transfer agent, Computershare, you may log into your Investor Center account at www.computershare.com/investor and go to "Communication Preferences" or call 1-866-488-3559.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Trust, you may call Computershare at 1-866-488-3559. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all closed-end funds you hold.

GuggenheimInvestments.com

CEF-GBAB-AR-0519

GUGGENHEIMINVESTMENTS.COM/GBAB
... YOUR LINK TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/gbab, you will find:
•	Daily, weekly and monthly data on share prices, net asset values, distributions and more
•	Monthly portfolio overviews and performance analyses
•	Announcements, press releases and special notices
•	Trust and adviser contact information
Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Trust’s website in an ongoing effort to provide you with the most current information about how your Trust’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Trust.

(Unaudited)	May 31, 2019

DEAR SHAREHOLDER
We thank you for your investment in the Guggenheim Taxable Municipal Managed Duration Trust (the “Trust”). This report covers the Trust’s performance for the 12-month period ended May 31, 2019.
The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. Under normal market conditions, the Trust invests at least 80% of its net assets plus the amount of any borrowings for investment purposes (“Managed Assets”) in a diversified portfolio of taxable municipal securities, and may invest up to 20% of Managed Assets in securities other than taxable municipal securities.
All Trust returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended May 31, 2019, the Trust provided a total return based on market price of 16.81% and a total return based on NAV of 7.11%. As of May 31, 2019, the Trust’s market price of $23.38 per share represented a premium of 2.95% to its NAV of $22.71 per share.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Trust expenses. The market price of the Trust’s shares fluctuates from time to time, and may be higher or lower than the Trust’s NAV.
The Trust paid a monthly distribution of $0.12573 per share. The most recent distribution represents an annualized rate of 6.45% based on the Trust’s closing market price of $23.38 on May 31, 2019. There is no guarantee of future distributions or that the current returns and distribution rate will be maintained. The Trust’s distribution rate is not constant and the amount of distributions, when declared by the Trust’s Board of Trustees, is subject to change based on the performance of the Trust. Please see Note 2(f) on page 41 for more information on distributions for the period.
Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) serves as the investment adviser to the Trust. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Trust’s investment sub-adviser and is responsible for the management of the Trust’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.
We encourage shareholders to consider the opportunity to reinvest their distributions from the Trust through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 66 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly distribution in common shares of the Trust purchased in the market at a price less than NAV. Conversely, when the market price of the Trust’s common shares is at a premium above NAV, the DRIP reinvests participants’ distributions in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Trust endeavors to maintain a steady monthly distribution rate, the DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Trust shares when the share price is lower than when the price is higher.

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DEAR SHAREHOLDER (Unaudited) continued	May 31, 2019

To learn more about the Trust’s performance and investment strategy, we encourage you to read the Questions & Answers section of this report, which begins on page 5. You’ll find information on Guggenheim’s investment philosophy, views on the economy and market environment, and detailed information about the factors that impacted the Trust’s performance.
We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Trust’s website at guggenheiminvestments.com/gbab.

Sincerely,

Guggenheim Funds Investment Advisors, LLC
June 30, 2019

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QUESTIONS & ANSWERS (Unaudited)	May 31, 2019

Guggenheim Taxable Municipal Managed Duration Trust (the “Trust”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”). This team includes B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, CFA, JD, Senior Managing Director and Chief Investment Officer, Fixed Income; Jeffrey S. Carefoot, CFA, Senior Managing Director and Portfolio Manager; and Allen Li, CFA, Managing Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Trust’s strategy and performance for the 12-month period ended May 31, 2019.
What is the Trust’s investment objective and how is it pursued?
The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in a diversified portfolio of taxable municipal securities. Under normal market conditions, the Trust will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes (“Managed Assets”) in taxable municipal securities, including Build America Bonds (“BABs”), which qualify for federal subsidy payments under the American Recovery and Reinvestment Act of 2009 (the “Act”).
Under normal market conditions, the Trust may invest up to 20% of its Managed Assets in securities other than taxable municipal securities, including tax-exempt municipal securities, from which interest income is exempt from regular federal income tax (sometimes referred to as “tax-exempt municipal securities”), asset-backed securities (“ABS”), senior loans, and other income-producing securities.
At least 80% of the Trust’s Managed Assets are invested in securities that, at the time of investment, are investment grade quality. The Trust may invest up to 20% of its Managed Assets in securities that, at the time of investment, are below investment grade quality. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. The Trust does not invest more than 25% of its Managed Assets in municipal securities in any one state of origin or more than 15% of its Managed Assets in municipal securities that, at the time of investment, are illiquid.
Most of the portfolio is invested in Build America Bonds. Has anything changed in that market?
Following the 2009 financial crisis, BABs were created to support job-creating projects funded by the public finance market. Proceeds were commonly used to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports, and public buildings. Although interest received on BABs are subject to U.S. federal income tax, issuers of these securities are eligible to receive a subsidy from the U.S. Treasury of up to 35% of the interest paid on the bonds. As a result of this tax provision, interest rates on BABs were relatively competitive from the perspectives of both investors and issuers.
Because the relevant provisions of the Act were not extended, bonds issued after December 31, 2010 cannot qualify as BABs. Therefore, the number of BABs available in the market is limited. Nearly $200 billion in BABs were issued before the program ended in 2010.

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2019

BABs have a feature that provides issuers the option to redeem the BABs if the U.S. government reduces the subsidy to the municipality. In 2013, the U.S. Congress mandated sequestration, which included a reduction to BABs’ federal subsidy. Each year since 2013, federal subsidy payments have been cut by 6-9%. The subsidy cuts effectively increase borrowing costs for issuers and cause BABs to become callable. Nevertheless, the subsidy still in effect remains attractive to issuers, so relatively few BABs have been called.
Since the BABs program concluded, proposals to reauthorize BABs or enact similar legislation have not been successful. Domestic infrastructure spending could result in some sort of qualified infrastructure bonds, including a program similar to BABs as a supplement to other programs involving other taxable or tax-exempt municipal bonds.
What were the significant events over the 12-month period ended May 31, 2019 affecting Guggenheim’s view of the economy and market environment?
The U.S. Federal Reserve (“Fed”) was on a preset path to continue tightening monetary policy into 2019 until a confluence of factors drove market weakness in the fourth quarter of 2018, including a bear market in oil, risks of higher import tariffs, regulator warnings about the excesses in corporate credit, and concerns about tighter monetary policy. Adding to the pile was a government shutdown that showed no sign of resolution heading into 2019. As these events exposed the dying tailwinds to growth, the market awoke to the fact that there may be too much leverage in the system to handle an unfavorable economic environment. Risk assets were punished, with equity indexes almost entering a bear market and credit spreads moving sharply wider. The Fed initially failed to reassure markets that it would stem a collapse in asset prices, but the market seems to have forced the Fed’s hand.
A dovish pivot by both the Fed and the European Central Bank to start 2019 alleviated the perceived risk that the central banks were headed for irreversible policy mistakes and may even support a rebound in economic growth in both regions later this year. In the 12 months ended May 31, 2019, the yield on the two-year Treasury fell 50 basis points, from 2.4% to 1.9% and the yield on the 10-year Treasury fell from 2.9% to 2.1%.
Growing uncertainty around import tariffs has weighed on consumers’ outlook for income, business, and labor market conditions and has caused growth projections to slow. Consequently, by May 2019 markets had priced in multiple rate cuts by the Fed in 2019 and through 2020, as the Fed has made extending the business cycle a priority. Investors may be tempted to go down in quality in anticipation of a Fed-induced rally in credit. However, history suggests that credit spreads tend to widen when the Fed is lowering interest rates. Our posture remains defensive in the face of likely rate cuts starting in July.
How did the Trust perform for the 12-month period ended May 31, 2019?
All Trust returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended May 31, 2019, the Trust provided a total return based on market price of 16.81% and a total return based on NAV of 7.11%. As of May 31,

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2019

2019, the Trust’s market price of $23.38 per share represented a premium of 2.95% to its NAV of $22.71 per share. As of May 31, 2018, the Trust’s market price of $21.44 per share represented a discount of 5.51% to its NAV of $22.69 per share.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Trust expenses. The market price of the Trust’s shares fluctuates from time to time, and may be higher or lower than the Trust’s NAV.
The Trust paid a monthly distribution of $0.12573 per share. The most recent distribution represents an annualized rate of 6.45% based on the Trust’s closing market price of $23.38 on May 31, 2019.
There is no guarantee of future distributions or that the current returns and distribution rate will be maintained. The Trust’s distribution rate is not constant and the amount of distributions, when declared by the Trust’s Board of Trustees, is subject to change based on the performance of the Trust. Please see Note 2(f) on page 41 for more information on distributions for the period.
Why did the Trust accrue excise tax during the 12-month period ended May 31, 2019?
As a registered investment company, the Trust is subject to a 4% excise tax that is imposed if the Trust does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the trust’s fiscal year). The Trust generally intends to distribute income and capital gains in the manner necessary to minimize (but not necessarily eliminate) the imposition of such excise tax. While the Trust’s income and capital gains can vary significantly from year to year, the Trust seeks to maintain more stable monthly distributions over time. The Trust may retain income or capital gains and pay excise tax when it is determined that doing so is in the best interest of shareholders. Management, in consultation with the Trust’s Board of Trustees, evaluates the costs of the excise tax relative to the benefits of retaining income and capital gains, including that such undistributed amounts (net of the excise tax paid) remain available for investment by the Trust and are available to supplement future distributions, which may facilitate the payment of more stable monthly distributions year over year.

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2019

How did other markets perform in this environment for the 12-month period ended May 31, 2019?

Index	Total Return
Bloomberg Barclays Municipal Bond Index	6.40%
Bloomberg Barclays Taxable Municipal Index	9.20%
Bloomberg Barclays U.S. Aggregate Bond Index	6.40%
Bloomberg Barclays U.S. Corporate High Yield Index	5.51%
Credit Suisse Leveraged Loan Index	4.02%
ICE Bank of America Merrill Lynch Asset Backed Security Master BBB-AA Index	5.60%
ICE Bank of America Merrill Lynch Build America Bond Index	8.72%
S&P 500 Index	3.78%

What was notable in the municipal market for the 12-month period ended May 31, 2019?
Gross municipal issuance in 2019 is tracking closely to that of 2018, which was a five-year low, but both trail year-to-date issuance for 2017. Since February 2017, monthly issuance has increased year-over-year for only a handful of months. Supply declines reflect the elimination of advanced refunding bonds, ongoing policy uncertainties, and fewer refinancing opportunities.
Taxable municipal issuance continues to account for 10% of the annual new-issue municipal supply. Taxable supply is expected to increase as refunding activity shifts from the tax-exempt space.
Municipals rallied over the period as U.S. Treasury yields fell. The Bloomberg Barclays Municipal Bond Index returned 6.40% for the period. The rally in credit, retail demand, and subdued supply have tightened municipal bond spreads to historically low levels.
Supporting performance, supply remained subdued as the municipal market continued to contract. Potential supply catalysts, such as federal infrastructure programs or the return of advanced refundings, have been met by cynicism and/or extended timelines.
Instead of typical seasonal outflows, the municipal market in the first quarter of 2019 produced the highest volume of first quarter net inflows since Lipper began compiling the data series in 1992, reflecting heightened appetite for tax-exempt income. The surge in fund flows helped to drive dealer inventories to the lowest level since March 2015.
Much of the municipal bond market frothiness was attributed to the inaugural year of the Tax Cuts and Jobs Act’s limit on state and local tax (“SALT”) deductions for individuals. In fiscal year 2017, nearly 11 million taxpayers deducted a total of $323 billion of SALT payments, deductions they would not have been able to take under the new rules that came into effect in fiscal year 2018.
Undeterred by a broad range of hiccups and headwinds to credit fundamentals, taxable municipal spreads have compressed to historically tight levels with the lowest volatility since 2015. In May 2019, the 10-year Municipal/U.S. Treasury ratio reached a 20-year low of 71.3%. Spreads for 10-year A-rated

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2019

and BBB-rated taxable bonds during the period reached the tightest levels in over a decade. Unrelenting spread compression in recent years suggests the municipal market has become increasingly reactive to moves in the Treasury market than to the credit profile of individual issuers. In a more adverse credit environment, we expect the market to return to reflecting individual credit fundamentals in valuations.
Discuss Trust asset allocation and respective performance for the 12-month period ended May 31, 2019.
The Trust’s asset allocation changed little over the period. The percentage of the Trust’s long-term investments (excluding cash) that was invested in taxable municipal bond securities remained at approximately 90%.
The balance of the Trust’s Managed Assets, equal to approximately 10% of the Trust’s long-term investments, was invested in ABS, bank loans, and high yield corporate bonds, as well as non-taxable municipal securities, such as tax-exempt municipal bonds. This exposure to leveraged credit, including senior floating rate interests and high yield bonds, and to ABS, contributed to Trust performance, as these sectors had positive returns over the period with low correlation to the Trust’s core holdings.
Positively influencing the Trust’s return for the period were security selection, sector allocation and the use of leverage to enhance the Trust’s returns. Performance was driven by favorable security selection. Rate positioning detracted from returns, as the Trust maintained a shorter duration profile versus that of the index as treasuries rallied. The Trust continued to focus on A-rated taxable municipals in credit selection. Given increased market volatility and idiosyncratic weakness, the Trust continues to seek attractive risk-adjusted investment opportunities.
The Trust used interest rate swaps during the period primarily as a buffer against potential increases in the Trust’s funding costs. The use of interest rate swaps contributed negatively to Trust performance for the period.
Discuss the Trust’s duration.
The Sub-Adviser employs investment and trading strategies that seek to maintain the leverage-adjusted duration of the Trust’s portfolio to generally less than 10 years. At May 31, 2019, the Trust’s duration was approximately six years. (Duration is a measure of a bond’s price sensitivity to changes in interest rates, expressed in years, and reflects the weighted average term to maturity of discounted bond cash flow.)
The Sub-Adviser may seek to manage the Trust’s duration in a flexible and opportunistic manner based primarily on then-current market conditions and interest rate levels.
Discuss the Trust’s use of leverage.
Since leverage adds to performance when the cost of leverage is less than the total return generated by investments, the use of leverage contributed to the Trust’s total return based on NAV during the period.

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2019

The Trust utilizes leverage as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. Leverage will not exceed 33.33% of the Trust’s Managed Assets.
As of May 31, 2019, the Trust’s leverage was approximately 20% of Managed Assets (including the proceeds of leverage), compared with about 19% one year ago. The Trust currently employs leverage through reverse repurchase agreements with two counterparties and a credit facility with a major bank.
There is no guarantee that the Trust’s leverage strategy will be successful. The Trust’s use of leverage may cause the Trust’s NAV and market price of common shares to be more volatile and could magnify the effect of any losses.
Index Definitions
Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.
The Bloomberg Barclays Municipal Bond Index is considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year.
The Bloomberg Barclays Taxable Municipal Index tracks performance of investment-grade fixed income securities issued by state and local governments whose income is not exempt from tax, issued generally to finance a project or activity that does not meet certain “public purpose/ use” requirements.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), ABS, and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).
The Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.
The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the U.S.-dollar-denominated leveraged loan market.
The ICE Bank of America Merrill Lynch Asset Backed Security Master BBB-AA Index is a subset of the Bank of America Merrill Lynch U.S. Fixed Rate Asset Backed Securities Index including all securities rated AA1 through BBB3, inclusive.

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2019

The ICE Bank of America Merrill Lynch Build America Bond Index is designed to track the performance of U.S. dollar-denominated Build America Bonds publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. market.
The Standard & Poor’s 500 (“S&P 500”) Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of U.S. stock market.
Risks and Other Considerations
Investing involves risk, including the possible loss of principal and fluctuation of value. Municipal securities are subject to a variety of risks, including credit, interest, prepayment, liquidity, and valuation risks. In addition, municipal securities can be adversely affected by (i) unfavorable legislative, political or other developments or events, including natural disasters, and (ii) changes in the economic and fiscal conditions of state and municipal issuers or the federal government in case it provides financial support to such issuers.
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are expressed for informational purposes only and are subject to change at any time, based on market and other conditions, and may not come to pass.
These views may differ from views of other investment professionals at Guggenheim and should not be construed as research, investment advice, or a recommendation of any kind regarding the Trust or any issuer or security, do not constitute a solicitation to buy or sell any security and should not be considered specific legal, investment, or tax advice. The information provided does not take into account the specific objectives, financial situation, or particular needs of any specific investor.
The views expressed in this report may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. Actual results or events may differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession, and interest rates.
There can be no assurance that the Trust will achieve its investment objectives or that any investment strategies or techniques discussed herein will be effective. The value of the Trust will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown.

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2019

Please see guggenheiminvestments.com/gbab for a detailed discussion of the Trust’s risks and considerations.
This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for, or in connection with, the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax, and/or legal professional regarding your specific situation.

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TRUST SUMMARY (Unaudited)	May 31, 2019

Trust Statistics
Share Price	$23.38
Net Asset Value	$22.71
Premium to NAV	2.95%
Net Assets ($000)	$395,716

AVERAGE ANNUAL TOTAL RETURNS FOR
THE PERIOD ENDED MAY 31, 2019

				Since
	One	Three	Five	Inception
	Year	Year	Year	(10/28/10)
Guggenheim Taxable Municipal Managed Duration Trust
NAV	7.11%	5.94%	6.54%	9.14%
Market	16.81%	8.79%	8.97%	9.26%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Trust expenses. The deduction of taxes that a shareholder would pay on Trust distributions or the sales of Trust shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gbab. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

Portfolio Breakdown	% of Net Assets
Municipal Bonds	114.4%
Corporate Bonds	5.3%
Senior Floating Rate Interests	3.1%
Asset-Backed Securities	1.2%
Money Market Fund	0.7%
Common Stocks	0.0%*
Collateralized Mortgage Obligations	0.0%*
Total Investments	124.7%
Other Assets & Liabilities, net	(24.7)%
Net Assets	100.0%

Portfolio breakdown and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/gbab The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.
*	Less than 0.1%

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TRUST SUMMARY (Unaudited) continued	May 31, 2019

Ten Largest Holdings	% of Total Net Assets
State of West Virginia, Higher Education Policy Commission, Revenue Bonds,
Federally Taxable Build America Bonds 2010, 7.65%	3.8%
New Jersey Turnpike Authority Revenue Bonds, Build America Bonds, 7.10%	3.8%
Westchester County Health Care Corporation, Revenue Bonds, Taxable Build
America Bonds, 8.57%	3.6%
Dallas, Texas, Convention Center Hotel Development Corporation, Hotel Revenue
Bonds, Taxable Build America Bonds, 7.09%	3.5%
School District of Philadelphia, Pennsylvania, General Obligation Bonds,
Series 2011A, Qualified School Construction Bonds - (Federally Taxable -
Direct Subsidy), 6.00%	3.2%
Oklahoma Development Finance Authority Revenue Bonds, 5.45%	3.1%
Oakland Unified School District, County of Alameda, California, Taxable
General Obligation Bonds, Election of 2006, Qualified School Construction
Bonds, Series 2012B, 6.88%	2.8%
Santa Ana Unified School District, California, General Obligation Bonds,
Federal Taxable Build America Bonds, 7.10%	2.8%
Los Angeles Department of Water & Power Power System Revenue Revenue
Bonds, Build America Bonds, 7.00%	2.8%
California, General Obligation Bonds, Various Purpose, Taxable Build
America Bonds, 7.70%	2.7%
Top Ten Total	32.1%
“Ten Largest Holdings” excludes any temporary cash or derivative investments.

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TRUST SUMMARY (Unaudited) continued	May 31, 2019

Portfolio Composition by Quality Rating*

	% of Total
Rating	Investments
Fixed Income Instruments
AAA	1.5%
AA	39.0%
A	28.1%
BBB	8.8%
BB	3.3%
B	1.7%
CCC	0.1%
C	0.0	%***
NR**	16.9%
Other Instruments
Money Market Fund	0.6%
Common Stocks	0.0	%***
Total Investments	100.0%

*
Source: Factset. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All rated securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Unrated securities do not necessarily indicate low credit quality. Security ratings are determined at the time of purchase and may change thereafter.

**	NR securities do not necessarily indicate low credit quality.
***	Less than 0.1%.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 15

TRUST SUMMARY (Unaudited) continued	May 31, 2019

16 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS	May 31, 2019

	Shares	Value

COMMON STOCKS† – 0.0%
Energy – 0.0%
SandRidge Energy, Inc.*	9,544	$ 65,758
Approach Resources, Inc.*,1	5,840	1,249
Total Energy		67,007

Consumer, Non-cyclical – 0.0%
Targus Group International Equity, Inc.†††,2,3	17,838	39,160

Industrial – 0.0%
BP Holdco LLC*,†††,2,3	15,619	5,515
Vector Phoenix Holdings, LP*,†††,2	15,619	1,307
Total Industrial		6,822
Total Common Stocks
(Cost $130,224)		112,989

MONEY MARKET FUND† – 0.7%
Dreyfus Treasury Prime Cash Management Fund – Institutional Shares 2.24%[4]	2,962,575	2,962,575
Total Money Market Fund
(Cost $2,962,575)		2,962,575

	Face
	Amount	Value

MUNICIPAL BONDS†† – 114.4%
California – 23.0%
Los Angeles Department of Water & Power Power System Revenue Revenue
Bonds, Build America Bonds[8]
7.00% due 07/01/41[1]	$ 10,000,000	10,893,900
7.00% due 07/01/41	10,000,000	10,476,800
Santa Ana Unified School District, California, General Obligation Bonds,
Federal Taxable Build America Bonds[8]
7.10% due 08/01/40	7,755,000	11,150,992
6.80% due 08/01/30	2,245,000	3,005,090
Oakland Unified School District, County of Alameda, California, Taxable
General Obligation Bonds, Election of 2006, Qualified School
Construction Bonds, Series 2012B
6.88% due 08/01/33[1]	10,000,000	11,207,300
California, General Obligation Bonds, Various Purpose, Taxable Build
America Bonds[8]
7.70% due 11/01/30[1]	10,000,000	10,743,500
Long Beach Unified School District, California, Qualified School Construction
Bonds, Federally Taxable, Election of 2008, General Obligation Bonds
5.91% due 08/01/25	7,500,000	8,616,675
Riverside Community College District General Obligation Unlimited
7.02% due 08/01/40[1]	5,000,000	5,248,000

See notes to financial statements.
GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 17

SCHEDULE OF INVESTMENTS continued	May 31, 2019

	Face
	Amount	Value

MUNICIPAL BONDS†† – 114.4% (continued)
California – 23.0% (continued)
Metropolitan Water District, Southern California, Water Revenue Bonds,
2010 Authorization, Taxable Build America Bonds[8]
6.95% due 07/01/40	$ 5,000,000	$ 5,242,550
Sonoma Valley Unified School District General Obligation Unlimited
7.12% due 08/01/28[1]	3,330,000	3,496,334
California Housing Finance Agency Revenue Bonds
3.66% due 02/01/29[1]	3,000,000	3,118,380
Marin Community College District General Obligation Unlimited
4.03% due 08/01/38	2,000,000	2,121,380
Monrovia Unified School District, Los Angeles County, California,
Election of 2006 General Obligation Bonds, Build America
Bonds, Federally Taxable[8]
7.25% due 08/01/28[1]	1,025,000	1,295,487
Placentia-Yorba Linda Unified School District (Orange County, California),
General Obligation Bonds, Federally Taxable Direct-Pay Qualified
School Construction Bonds, Election of 2008
5.40% due 02/01/26[1]	1,000,000	1,160,840
Cypress Elementary School District (Orange County, California), General
Obligation Bonds, Direct-Pay Qualified School Construction
Bonds, 2008 Election
6.65% due 08/01/25	660,000	779,110
6.05% due 08/01/21[1]	340,000	355,256
Culver Redevelopment Agency Successor Agency Tax Allocation
8.00% due 11/01/20	780,000	819,694
Alhambra Unified School District General Obligation Unlimited
6.70% due 02/01/26[1]	500,000	594,230
California State University Revenue Bonds
3.90% due 11/01/47	500,000	537,760
Riverside County Redevelopment Successor Agency Tax Allocation
3.88% due 10/01/37	250,000	256,680
Total California		91,119,958

Washington – 10.4%
Washington State University, Housing and Dining System Revenue Bonds,
Taxable Build America Bonds[8]
7.40% due 04/01/41[1]	6,675,000	9,866,585
7.10% due 04/01/32	3,325,000	4,399,540
Washington State Convention Center Public Facilities District, Lodging
Tax Bonds, Taxable Build America Bonds[8]
6.79% due 07/01/40	5,000,000	6,681,750
Central Washington University, System Revenue Bonds, 2010,
Taxable Build America Bonds[8]
6.50% due 05/01/30[1]	5,000,000	6,304,200
Public Hospital District No. 1, King County, Washington, Valley Medical
Center, Hospital Facilities Revenue Bonds
8.00% due 06/15/20[1]	5,800,000	6,120,914

See notes to financial statements.
18 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2019

	Face
	Amount	Value

MUNICIPAL BONDS†† – 114.4% (continued)
Washington – 10.4% (continued)
City of Anacortes Washington Utility System Revenue Bonds
6.48% due 12/01/30[1]	$ 5,000,000	$ 5,284,600
City of Auburn Washington Utility System Revenue Bonds
6.40% due 12/01/30	2,000,000	2,117,180
Port of Seattle Washington Revenue Bonds
3.76% due 05/01/36	300,000	311,343
Total Washington		41,086,112

Illinois – 8.5%
Northern Illinois University, Auxiliary Facilities System Revenue Bonds,
Build America Bonds, Taxable[8]
8.15% due 04/01/41	5,000,000	5,189,300
7.95% due 04/01/35	4,500,000	4,666,860
Chicago, Illinois, Second Lien Wastewater Transmission Revenue Project
Bonds, Taxable Build America Bonds[8]
6.90% due 01/01/40[1]	5,100,000	6,830,226
Illinois, General Obligation Bonds, Taxable Build America Bonds[8]
7.35% due 07/01/35	5,000,000	5,897,850
Chicago, Illinois, Second Lien Water Revenue Bonds,
Taxable Build America Bonds[8]
6.74% due 11/01/40	2,990,000	4,121,745
Southwestern Illinois Development Authority Revenue Bonds
7.23% due 10/15/35[1]	3,000,000	3,111,810
Southwestern Illinois, Development Authority, Taxable Local Government,
Program Revenue Bonds, Flood Prevention District Project,
Build America Bonds[8]
7.03% due 04/15/32	2,000,000	2,072,920
State of Illinois General Obligation Unlimited
6.63% due 02/01/35[1]	930,000	1,054,118
6.73% due 04/01/35[1]	200,000	227,950
Chicago Board of Education General Obligation Unlimited
6.14% due 12/01/39[1]	195,000	207,238
Total Illinois		33,380,017

Pennsylvania – 6.8%
School District of Philadelphia, Pennsylvania, General Obligation Bonds,
Series 2011A, Qualified School Construction Bonds - (Federally
Taxable - Direct Subsidy)
6.00% due 09/01/30[1]	10,330,000	12,613,343
Pittsburgh, Pennsylvania, School District, Taxable Qualified School Construction Bonds
6.85% due 09/01/29[1]	6,870,000	9,140,054
Lebanon Authority Revenue Bonds
7.14% due 12/15/35[1]	4,865,000	5,027,589
Total Pennsylvania		26,780,986

See notes to financial statements.
GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 19

SCHEDULE OF INVESTMENTS continued	May 31, 2019

	Face
	Amount	Value

MUNICIPAL BONDS†† – 114.4% (continued)
New York – 6.6%
Westchester County Health Care Corporation, Revenue Bonds,
Taxable Build America Bonds[8]
8.57% due 11/01/40[1]	$ 10,000,000	$ 14,372,400
Metropolitan Transportation Authority, New York, Transportation
Revenue Bonds, Taxable Build America Bonds[8]
6.55% due 11/15/31	5,000,000	6,453,050
7.13% due 11/15/30	5,000,000	5,287,300
Total New York		26,112,750

New Jersey – 6.4%
New Jersey Turnpike Authority Revenue Bonds, Build America Bonds[8]
7.10% due 01/01/41	10,000,000	14,949,800
Camden County Improvement Authority Revenue Bonds
7.75% due 07/01/34[1]	8,000,000	8,365,920
7.85% due 07/01/35	2,000,000	2,091,740
Total New Jersey		25,407,460

Texas – 6.1%
Dallas, Texas, Convention Center Hotel Development Corporation,
Hotel Revenue Bonds, Taxable Build America Bonds[8]
7.09% due 01/01/42	10,020,000	13,789,524
El Paso, Texas, Combination Tax and Revenue Certification of Obligation,
Taxable Build America Bonds[8]
6.70% due 08/15/36[1]	10,000,000	10,491,100
Total Texas		24,280,624

Michigan – 5.9%
Detroit City School District General Obligation Unlimited
6.85% due 05/01/40[1]	5,000,000	5,149,150
7.75% due 05/01/39[1]	2,640,000	3,804,372
Whitehall District Schools, Muskegon County, Michigan, 2010 School
Building and Site Bonds, General Obligation, Unlimited Tax Bonds,
Taxable Qualified School Construction Bonds
6.10% due 05/01/26[1]	2,500,000	2,593,800
6.50% due 05/01/29[1]	2,000,000	2,075,120
Detroit, Michigan, School District, School Building and Site Bonds, Unlimited Tax
General Obligation Bonds, Taxable Qualified School Construction Bonds
6.65% due 05/01/29[1]	2,640,000	3,281,282
Fraser Public School District, Macomb County, Michigan, General Obligation Federally
Taxable School Construction Bonds, 2011 School Building and Site Bonds
6.05% due 05/01/26[1]	3,000,000	3,207,540
City of Detroit Michigan Water Supply System Revenue Revenue Bonds
5.00% due 07/01/41	1,555,000	1,632,315
Oakridge, Michigan, Public Schools, Unlimited Tax General Obligation Bonds
6.75% due 05/01/26[1]	1,000,000	1,031,120

See notes to financial statements.
20 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2019

	Face
	Amount	Value

MUNICIPAL BONDS†† – 114.4% (continued)
Michigan – 5.9% (continued)
Comstock Park Public Schools General Obligation Unlimited
6.30% due 05/01/26[1]	$ 415,000	$ 446,121
Total Michigan		23,220,820

Indiana – 5.7%
Noblesville Multi-School Building Corporation, Hamilton County, Indiana, Taxable
Unlimited Ad Valorem Property Tax First Mortgage Bonds, Build America Bonds[8]
6.50% due 01/15/21	10,000,000	10,664,300
Evansville-Vanderburgh School Building Corp. Revenue Bonds
6.50% due 01/15/30[1]	8,690,000	9,047,941
County of Knox Indiana Revenue Bonds
5.90% due 04/01/34[1]	2,920,000	2,899,005
Total Indiana		22,611,246

Florida – 3.9%
County of Miami-Dade Florida Transit System Revenue Bonds, Build America Bonds[8]
6.91% due 07/01/39[1]	10,000,000	10,032,800
Orlando, Florida, Community Redevelopment Agency, Taxable Tax Increment
Revenue Build America Bonds[8]
7.78% due 09/01/40[1]	5,000,000	5,319,350
Total Florida		15,352,150

West Virginia – 3.8%
State of West Virginia, Higher Education Policy Commission, Revenue
Bonds, Federally Taxable Build America Bonds 2010[8]
7.65% due 04/01/40[1]	10,000,000	15,161,900

Georgia – 3.2%
Central Storage Safety Project Trust
4.82% due 02/01/38[6]	7,000,000	7,353,476
Georgia Municipal Association, Inc., Certificates of Participation,
DeKalb County Public Schools Project
5.21% due 12/01/22[1]	5,000,000	5,443,700
Total Georgia		12,797,176

Oklahoma – 3.1%
Oklahoma Development Finance Authority Revenue Bonds
5.45% due 08/15/28	10,950,000	12,285,790
Oklahoma State University Revenue Bonds
4.13% due 08/01/48	150,000	160,776
Total Oklahoma		12,446,566

Colorado – 2.9%
Colorado, Building Excellent Schools Today, Certificates of Participation,
Taxable Build America Bonds[8]
7.02% due 03/15/21[1]	7,500,000	8,110,875

See notes to financial statements.
GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 21

SCHEDULE OF INVESTMENTS continued	May 31, 2019

	Face
	Amount	Value

MUNICIPAL BONDS†† – 114.4% (continued)
Colorado – 2.9% (continued)
Colorado, Building Excellent Schools Today, Certificates of Participation,
Taxable Qualified School Construction
6.82% due 03/15/28	$ 2,500,000	$ 3,214,700
Total Colorado		11,325,575

Alabama – 2.6%
Alabama State University, General Tuition and Fee Revenue Bonds, Taxable
Direct-Pay Build America Bonds[8]
7.20% due 09/01/38[1]	5,000,000	5,141,750
7.10% due 09/01/35[1]	3,000,000	3,087,630
7.25% due 09/01/40[1]	2,000,000	2,055,920
Total Alabama		10,285,300

Ohio – 2.6%
American Municipal Power, Inc., Combined Hydroelectric Projects
Revenue Bonds, New Clean Renewable Energy Bonds
7.33% due 02/15/28[1]	5,000,000	6,427,350
Madison Local School District, Richland County, Ohio, School Improvement,
Taxable Qualified School Construction Bonds
6.65% due 12/01/29[1]	2,500,000	2,642,525
Toronto City School District, Ohio, Qualified School Construction Bonds
General Obligation Bonds
7.00% due 12/01/28	1,165,000	1,203,666
Total Ohio		10,273,541

Vermont – 2.6%
Vermont State Colleges, Revenue Bonds, Taxable Build America Bonds[8]
7.21% due 07/01/40[1]	7,500,000	7,862,550
6.10% due 07/01/25	2,155,000	2,256,931
Total Vermont		10,119,481

Nevada – 2.4%
Nevada System of Higher Education University, Revenue Bonds, Build America Bonds[8]
7.90% due 07/01/40	5,050,000	5,337,295
7.60% due 07/01/30	1,500,000	1,580,745
Clark County, Nevada, Airport Revenue Bonds, Build America Bonds[8]
6.88% due 07/01/42	1,425,000	1,429,973
Las Vegas Valley Water District, Nevada, Limited Tax General Obligation
Water Bonds, Taxable Build America Bonds[8]
7.10% due 06/01/19	1,200,000	1,200,000
Total Nevada		9,548,013

Louisiana – 2.4%
Orleans Parish, School Board of the Parish of Orleans, Louisiana
4.40% due 02/01/21[1]	8,000,000	8,236,960

See notes to financial statements.
22 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2019

	Face
	Amount	Value

MUNICIPAL BONDS†† – 114.4% (continued)
Louisiana – 2.4% (continued)
Tangipahoa Parish Hospital Service District No. 1, Louisiana, Taxable Hospital
Revenue Bonds, North Oaks Health System Project, Build America Bonds[8]
7.20% due 02/01/42[1]	$ 1,055,000	$ 1,078,938
Total Louisiana		9,315,898

South Carolina – 2.0%
County of Horry South Carolina Airport Revenue Revenue Bonds, Built America Bonds[8]
7.33% due 07/01/40	5,000,000	6,899,650
Keenan Fort Detrick Energy LLC
4.17% due 11/15/48	1,000,000	1,079,714
Total South Carolina		7,979,364

Mississippi – 1.8%
Medical Center Educational Building Corporation, Taxable Build America
Bonds, University of Mississippi Medical Center Facilities Expansion
and Renovation Project[8]
6.84% due 06/01/35	5,000,000	5,197,900
Mississippi, Hospital Equipment and Facilities Authority, Taxable Build America
Revenue Bonds, Forrest County General Hospital Project[8]
7.27% due 01/01/32	1,000,000	1,022,960
7.39% due 01/01/40[1]	905,000	925,625
Total Mississippi		7,146,485

South Dakota – 0.9%
City of Pierre South Dakota Electric Revenue Revenue Bonds
7.50% due 12/15/40	3,490,000	3,550,133

Massachusetts – 0.5%
Tufts Medical Center, Inc.
7.00% due 01/01/38	1,500,000	1,865,101

Puerto Rico – 0.2%
Puerto Rico Electric Power Authority Revenue Bonds
2.26% (3 Month USD LIBOR + 0.52%) due 07/01/29[5]	1,000,000	987,500

Minnesota – 0.1%
City of State Paul Minnesota Sales & Use Tax Revenue Tax Allocation
3.89% due 11/01/35	250,000	263,110

District of Columbia – 0.0%
Washington Convention & Sports Authority Revenue Bonds
4.31% due 10/01/40	100,000	104,611
Total Municipal Bonds
(Cost $392,227,997)		452,521,877

See notes to financial statements.
GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 23

SCHEDULE OF INVESTMENTS continued	May 31, 2019

	Face
	Amount	Value

CORPORATE BONDS†† – 5.3%
Energy – 2.1%
CNX Resources Corp.
5.88% due 04/15/22	$ 4,624,000	$ 4,433,861
EQT Corp.
8.13% due 06/01/19	1,200,000	1,200,000
Antero Resources Corp.
5.63% due 06/01/23[1]	600,000	593,250
5.38% due 11/01/21[1]	100,000	99,652
Husky Energy, Inc.
3.95% due 04/15/22[1]	250,000	255,565
4.00% due 04/15/24	195,000	199,124
Sabine Pass Liquefaction LLC
5.63% due 02/01/21[1]	300,000	311,198
Equities Corp.
4.88% due 11/15/21[1]	250,000	261,241
Buckeye Partners, LP
4.35% due 10/15/24	250,000	248,105
Range Resources Corp.
5.88% due 07/01/22	225,000	220,500
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
5.75% due 04/15/25	225,000	199,687
Cheniere Corpus Christi Holdings LLC
7.00% due 06/30/24	100,000	111,470
DCP Midstream Operating, LP
5.35% due 03/15/20[7]	100,000	101,125
Total Energy		8,234,778

Communications – 1.3%
Level 3 Financing, Inc.
5.38% due 01/15/24	1,661,000	1,665,153
5.38% due 05/01/25	572,000	572,715
DISH DBS Corp.
5.88% due 11/15/24	1,050,000	944,002
Sprint Communications, Inc.
7.00% due 03/01/20[7]	900,000	921,375
T-Mobile USA, Inc.
6.00% due 04/15/24	500,000	519,375
MDC Partners, Inc.
6.50% due 05/01/24[7]	500,000	457,500
CSC Holdings LLC
5.25% due 06/01/24	100,000	100,780
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[7]	100,000	90,625
Total Communications		5,271,525

See notes to financial statements.
24 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2019

	Face
	Amount	Value

CORPORATE BONDS†† – 5.3% (continued)
Consumer, Non-cyclical – 0.7%
Avantor, Inc.
6.00% due 10/01/24[7]	$ 1,000,000	$ 1,038,500
Bausch Health Companies, Inc.
6.50% due 03/15/22[7]	1,000,000	1,033,960
WEX, Inc.
4.75% due 02/01/23[7]	250,000	249,375
ADT Corp.
6.25% due 10/15/21	200,000	209,000
Par Pharmaceutical, Inc.
7.50% due 04/01/27[7]	100,000	96,750
Total Consumer, Non-cyclical		2,627,585

Technology – 0.5%
Qorvo, Inc.
5.50% due 07/15/26[7]	1,500,000	1,526,250
Infor US, Inc.
6.50% due 05/15/22	200,000	202,310
Total Technology		1,728,560

Industrial – 0.4%
Dynagas LNG Partners Limited Partnership / Dynagas Finance, Inc.
6.25% due 10/30/19	800,000	756,520
Summit Materials LLC / Summit Materials Finance Corp.
6.50% due 03/15/27[7]	600,000	615,000
Great Lakes Dredge & Dock Corp.
8.00% due 05/15/22	250,000	263,125
Total Industrial		1,634,645

Consumer, Cyclical – 0.3%
Titan International, Inc.
6.50% due 11/30/23	850,000	728,344
Superior Plus Limited Partnership / Superior General Partner, Inc.
7.00% due 07/15/26[7]	500,000	508,910
Total Consumer, Cyclical		1,237,254

Financial – 0.0%
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.25% due 08/15/24[7]	125,000	122,500

See notes to financial statements.
GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 25

SCHEDULE OF INVESTMENTS continued	May 31, 2019

	Face
	Amount	Value

CORPORATE BONDS†† – 5.3% (continued)
Basic Materials – 0.0%
Neon Holdings, Inc.
10.13% due 04/01/26[7]	$ 100,000	$ 100,000
Mirabela Nickel Ltd.
9.50% due 06/24/19[6,9]	96,316	9,631
Total Basic Materials		109,631
Total Corporate Bonds
(Cost $20,977,902)		20,966,478

SENIOR FLOATING RATE INTERESTS††,5 – 3.1%
Technology – 1.0%
TIBCO Software, Inc.
5.94% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 12/04/20	670,526	669,131
Lytx, Inc.
9.19% (1 Month USD LIBOR + 6.75%, Rate Floor: 7.75%) due 08/31/23†††,2	571,188	561,179
EIG Investors Corp.
6.27% (1 Month USD LIBOR + 3.75% and 3 Month USD LIBOR + 3.75%,
Rate Floor: 4.75%) due 02/09/23	494,247	492,146
Misys Ltd.
6.10% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/13/24	426,208	416,960
Solera LLC
6.93% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 03/03/21†††,2	382,500	363,584
Transact Holdings, Inc.
7.33% (3 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 04/30/26	300,000	298,500
24-7 Intouch, Inc.
6.69% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 08/25/25	298,500	283,575
Aspect Software, Inc.
7.47% (1 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 01/15/24	290,013	238,391
First Data Corp.
4.44% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 04/26/24	233,089	232,662
Jaggaer
6.44% (1 Month USD LIBOR + 4.00% and Commercial Prime Lending
Rate + 3.00%, Rate Floor: 5.00%) due 12/28/24	148,125	145,903
Peak 10 Holding Corp.
6.10% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/01/24	98,995	91,323
Targus Group International, Inc.
due 05/24/16†††,2,3,9	213,492	—
Total Technology		3,793,354

Consumer, Non-cyclical – 0.8%
Valeant Pharmaceuticals International, Inc.
5.22% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 11/27/25	2,850,000	2,829,024
BCPE Eagle Buyer LLC
6.69% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 03/18/24	295,477	284,397

See notes to financial statements.
26 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2019

	Face
	Amount	Value

SENIOR FLOATING RATE INTERESTS††,5 – 3.1% (continued)
Consumer, Non-cyclical – 0.8% (continued)
Certara, Inc.
6.10% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/15/24	$ 81,885	$ 81,373
Total Consumer, Non-cyclical		3,194,794

Consumer, Cyclical – 0.4%
Accuride Corp.
7.85% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23	609,934	547,415
WESCO
6.68% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/14/24†††,2	496,250	494,174
American Tire Distributors, Inc.
9.98% (1 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 09/02/24	310,898	292,465
8.52% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23	34,224	33,882
BBB Industries, LLC
6.97% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 08/01/25	258,725	257,755
Total Consumer, Cyclical		1,625,691

Communications – 0.4%
Houghton Mifflin Co.
5.44% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 05/28/21	592,341	566,675
Mcgraw-Hill Global Education Holdings LLC
6.44% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 05/04/22	439,451	416,722
Market Track LLC
6.69% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/05/24	245,625	223,519
SFR Group S.A.
6.44% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 08/14/26	199,000	193,279
Imagine Print Solutions LLC
7.19% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 06/21/22	196,000	167,580
Total Communications		1,567,775

Financial – 0.2%
Jane Street Group LLC
5.44% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 08/25/22	383,199	381,283
Jefferies Finance LLC
3.75% due 05/21/26	300,000	299,343
Total Financial		680,626

Industrial – 0.2%
STS Operating, Inc. (SunSource)
6.69% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/11/24	397,739	395,086
Bhi Investments LLC
7.10% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 08/28/24	276,397	272,942
Total Industrial		668,028

See notes to financial statements.
GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 27

SCHEDULE OF INVESTMENTS continued	May 31, 2019

	Face
	Amount	Value

SENIOR FLOATING RATE INTERESTS††,5 – 3.1% (continued)
Utilities – 0.1%
MRP Generation Holding
9.60% (3 Month USD LIBOR + 7.00%, Rate Floor: 8.00%) due 10/18/22	$ 292,500	$ 289,575
Oregon Clean Energy LLC
6.19% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 03/01/26	250,000	250,000
Total Utilities		539,575

Basic Materials – 0.0%
GrafTech Finance, Inc.
5.94% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 02/12/25	183,889	182,280

Energy – 0.0%
Summit Midstream Partners, LP
8.44% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 05/13/22	85,873	85,014
Total Senior Floating Rate Interests
(Cost $12,654,825)		12,337,137

ASSET-BACKED SECURITIES†† – 1.2%
Collateralized Loan Obligations – 1.1%
FDF I Ltd.
2015-1A, 7.50% due 11/12/30[6]	1,000,000	988,758
Venture XX CLO Ltd.
2015-20A, 8.90% (3 Month USD LIBOR + 6.30%, Rate Floor: 6.30%) due 04/15/27[5,7]	900,000	793,701
WhiteHorse X Ltd.
2015-10A, 7.89% (3 Month USD LIBOR + 5.30%, Rate Floor: 5.30%) due 04/17/27[5,7]	500,000	492,147
WhiteHorse VIII Ltd.
2014-1A, 7.13% (3 Month USD LIBOR + 4.55%, Rate Floor: 0.00%) due 05/01/26[5,7]	500,000	418,983
Flatiron CLO Ltd.
2013-1A, 7.94% (3 Month USD LIBOR + 5.35%, Rate Floor: 0.00%) due 01/17/26[5,7]	400,000	331,952
Mountain Hawk II CLO Ltd.
2013-2A, 5.74% (3 Month USD LIBOR + 3.15%, Rate Floor: 0.00%) due 07/22/24[5,7]	250,000	250,004
Staniford Street CLO Ltd.
2014-1A, 6.11% (3 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 06/15/25[5,7]	250,000	250,001
Adams Mill CLO Ltd.
2014-1A, 7.60% (3 Month USD LIBOR + 5.00%, Rate Floor: 0.00%) due 07/15/26[5,7]	250,000	237,156
Avery Point V CLO Ltd.
2014-5A, 7.49% (3 Month USD LIBOR + 4.90%, Rate Floor: 0.00%) due 07/17/26[5,7]	250,000	210,428
BNPP IP CLO Ltd.
2014-2A, 7.83% (3 Month USD LIBOR + 5.25%, Rate Floor: 0.00%) due 10/30/25[5,7]	250,000	210,382
Total Collateralized Loan Obligations		4,183,512

Collateralized Debt Obligations – 0.1%
N-Star REL CDO VIII Ltd.
2006-8A, 2.85% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 02/01/41[1,5,7]	325,171	321,412
Pasadena CDO Ltd.
2002-1A, 3.48% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.00%) due 06/19/37[5,7]	2,165	2,165
Total Collateralized Debt Obligations		323,577

See notes to financial statements.
28 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2019

	Face
	Amount	Value
ASSET-BACKED SECURITIES†† – 1.2% (continued)
Transport-Aircraft – 0.0%
Raspro Trust
2005-1A, 3.03% (3 Month USD LIBOR + 0.40%, Rate Floor: 0.40%)
due 03/23/24[1,5,7]	$ 568	$ 568
Total Asset-Backed Securities
(Cost $4,052,732)		4,507,657
COLLATERALIZED MORTGAGE OBLIGATIONS†† – 0.0%
Commercial Mortgage Backed Securities – 0.0%
GAHR Commercial Mortgage Trust 2015-NRF
2015-NRF, 3.38% (WAC) due 12/15/34[5,7]	125,000	124,108
Total Collateralized Mortgage Obligations
(Cost $123,955)		124,108
Total Investments – 124.7%
(Cost $433,130,210)		$ 493,532,821
Other Assets & Liabilities, net – (24.7)%		(97,817,138)
Total Net Assets – 100.0%		$ 395,715,683

CENTRALLY CLEARED INTEREST RATE SWAP AGREEMENTS††

		Floating	Floating						Unrealized
		Rate	Rate	Fixed	Payment	Maturity	Notional	Market	Appreciation
Counterparty	Exchange	Type	Index	Rate	Frequency	Date	Amount	Value (Depreciation)**
Bank ofAmerica	CME	Receive	3-Month USD LIBOR	1.64%	Quarterly	10/16/19	$(57,000,000)	$187,640	$187,640
Merrill Lynch
Bank of America	CME	Receive	3-Month USD LIBOR	1.46%	Quarterly	10/17/19	(25,000,000)	99,172	99,172
Merrill Lynch
								$286,812	$286,812

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 6.
††	Value determined based on Level 2 inputs, unless otherwise noted— See Note 6.
†††	Value determined based on Level 3 inputs — See Note 6.
1
All or a portion of these securities have been physically segregated in connection with borrowings, unfunded loan commitments, and reverse repurchase agreements. As of May 31, 2019, the total value of securities segregated was $188,612,790.

2	Security was fair valued by the Valuation Committee at May 31, 2019. The total market value of fair valued securities amounts to $1,464,919, (cost $1,623,194) or 0.4% of total net assets.
3	Affiliated issuer.
4	Rate indicated is the 7-day yield as of May 31, 2019.

See notes to financial statements.
GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 29

SCHEDULE OF INVESTMENTS continued	May 31, 2019

5
Variable rate security. Rate indicated is the rate effective at May 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

6
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $8,351,865 (cost $8,338,430), or 2.1% of total net assets — See Note 12.

7
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $10,504,877 (cost $9,940,948), or 2.7% of total net assets.

8	Taxable municipal bond issued as part of the Build America Bond program.
9	Security is in default of interest and/or principal obligations.

CME	Chicago Mercantile Exchange
LIBOR	London Interbank Offered Rate
USD	United States Dollar
WAC	Weighted Average Coupon

See Sector Classification in Other Information section.
The following table summarizes the inputs used to value the Trust’s investments at May 31, 2019 (See Note 6 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Investments in Securities (Assets)	Quoted Prices	Inputs	Inputs		Total
Common Stocks	$67,007	$—	$45,982		$112,989
Money Market Fund	2,962,575	—	—		2,962,575
Municipal Bonds	—	452,521,877	—		452,521,877
Corporate Bonds	—	20,966,478	—		20,966,478
Senior Floating Rate Interests	—	10,918,200	1,418,937	*	12,337,137
Asset-Backed Securities	—	4,507,657	—		4,507,657
Collateralized Mortgage Obligations	—	124,108	—		124,108
Interest Rate Swap Agreements**	—	286,812	—		286,812
Total Assets	$3,029,582	$489,325,132	$1,464,919		$493,819,633
Investments in Securities (Liabilities)
Unfunded Loan Commitments (Note 11)	$—	$—	$95,332		$95,332

*	Includes securities with a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $56,157,009 are categorized as Level 2 within the disclosure hierarchy — See Note 7.

See notes to financial statements.
30 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2019

Affiliated Transactions
Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.
Transactions during the year ended May 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 05/31/18		Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 05/31/19		Shares/ Face Amount 05/31/19	Investment Income
Common Stocks
Aspect Software
Parent, Inc.	$21,688		$–	$–	$(241,121)	$219,433	$–		$–	$–
BP Holdco LLC *,1	–		5,515	–	–	–	5,515		15,619	–
Targus Group International
Equity, Inc.[1]	46,584		–	(6,580)	–	(844)	39,160		17,838	1,592
Senior Floating Rate Interests
Aspect Software, Inc.
13.05% (2 Month
USD LIBOR + 10.50%)
due 05/25/20[3]	407,654		8,477	(304,023)	(131,093)	18,985	–		–	46,895
Targus Group International, Inc.
due 05/24/16[1,2,3]	–	**	–	–	–	–	–	**	213,492	–
	$475,926		$13,992	$(310,603)	$(372,214)	$237,574	$44,675			$48,487

*	Non-income producing security.
**	Security has a market value of $0.
1	Security was fair valued by the Valuation Committee at May 31, 2019. The total market value of affiliated and fair valued securities amounts to $44,675, (cost $24,028) or 0.0 % of total net assets.
2	Security is in default of interest and/or principal obligations.
3
Variable rate security. Rate indicated is the rate effective at May 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

See notes to financial statements.
GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 31

STATEMENT OF ASSETS AND LIABILITIES	May 31, 2019

ASSETS:
Investments in unaffiliated issuers, at value (cost $432,897,100)	$493,488,146
Investments in affiliated issuers at value (cost $233,110)	44,675
Segregated cash for swap agreements with broker	26,096
Cash	26,062
Prepaid expenses	561
Receivables:
Interest	8,298,800
Investments sold	1,141
Total assets	501,885,481
LIABILITIES:
Reverse repurchase agreements (Note 7)	56,157,009
Borrowings	44,509,544
Interest due on borrowings	121,879
Unfunded loan commitments, at value (Note 11) (Commitment fees received $260,971)	95,332
Variation margin on interest rate swap agreements	11,935
Payable for:
Investments purchased	4,782,726
Investment advisory fees	250,898
Trustees’ fees and expenses*	29,637
Other liabilities	210,838
Total liabilities	106,169,798
NET ASSETS	$395,715,683
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares authorized,
17,422,970 shares issued and outstanding	$174,230
Additional paid-in capital	330,640,881
Total distributable earnings (loss)	64,900,572
NET ASSETS	$395,715,683
Shares outstanding ($0.01 par value with unlimited amount authorized)	17,422,970
Net asset value	$22.71

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.
32 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

STATEMENT OF OPERATIONS	May 31, 2019
For the Year Ended May 31, 2019

INVESTMENT INCOME:
Interest from securities of unaffiliated issuers	$29,090,129
Interest from securities of affiliated issuers	46,895
Dividends from securities of affiliated issuers	1,592
Total investment income	29,138,616
EXPENSES:
Investment advisory fees	2,841,819
Interest expense	2,825,630
Excise tax expense	192,846
Professional fees	177,057
Fund accounting fees	125,257
Administration fees	109,725
Trustees’ fees and expenses*	97,455
Printing fees	66,327
Custodian fees	24,971
Registration and filing fees	23,725
Transfer agent fees	19,303
Insurance	11,667
Other expenses	13,215
Total expenses	6,528,997
Net investment income	22,609,619
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	328,060
Investments in affiliated issuers	(372,214)
Swap agreements	781,226
Net realized gain	737,072
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	3,866,557
Investments in affiliated issuers	237,574
Swap agreements	(826,432)
Net change in urealized appreciation (depreciation)	3,277,699
Net realized and unrealized gain	4,014,771
Net increase in net assets resulting from operations	$26,624,390

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.
GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 33

STATEMENTS OF CHANGES IN NET ASSETS	May 31, 2019

	Year Ended	Year Ended
	May 31, 2019	May 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$22,609,619	$25,849,925
Net realized gain on investments	737,072	2,060,284
Net change in unrealized appreciation (depreciation)
on investments	3,277,699	(12,192,609)
Net increase in net assets resulting from operations	26,624,390	15,717,600
Distributions to shareholders	(26,278,710)	(26,277,027)[1]
SHAREHOLDER TRANSACTIONS:
Reinvestments of distributions	149,168	–
Net increase in net assets resulting from shareholder transactions	149,168	–
Net increase (decrease) in net assets	494,848	(10,559,427)
NET ASSETS:
Beginning of period	395,220,835	405,780,262
End of period	$395,715,683	$395,220,835

[1] For the year ended May 31, 2018, the distributions to shareholders from net investment income and capital gains were as follows (See Note 14):
Net investment income	$(23,544,443)
Capital gains	(2,732,584)

See notes to financial statements.
34 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

STATEMENT OF CASH FLOWS	May 31, 2019
For the Year Ended May 31, 2019

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$26,624,390
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	(4,104,131)
Net realized loss on investments	44,154
Purchase of long-term investments	(39,627,034)
Proceeds from sale of long-term investments	28,640,712
Net proceeds from sale of short-term investments	3,867,777
Net accretion of discount and amortization of premium	(699,190)
Corporate actions and other payments	66,547
Commitment fees received and repayments of unfunded commitments	(51,693)
Decrease in variation margin on swap agreements	42,730
Decrease in interest receivable	2,052
Decrease in investments sold receivable	576,556
Increase in prepaid assets	(36)
Increase in investments purchased payable	4,482,726
Increase in interest due on borrowings	121,879
Decrease in investment advisory fees payable	(3,852)
Increase in trustees’ fees and expenses payable*	11,195
Increase in other liabilities	73,424
Net Cash Provided by Operating and Investing Activities	$20,068,206
Cash Flows From Financing Activities:
Distributions to common shareholders	(26,129,542)
Proceeds from borrowings	14,000,000
Payments made on borrowings	(14,000,000)
Proceeds from reverse repurchase agreements	256,879,083
Payments made on reverse repurchase agreements	(251,235,588)
Net Cash Used in Financing Activities	(20,486,047)
Net decrease in cash (including restricted cash)	(417,841)
Cash at Beginning of Year (including restricted cash)	469,999
Cash at End of Year (including restricted cash)**	$52,158
Supplemental Disclosure of Cash Flow Information: Cash paid
during the period for interest	$2,551,098

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Includes $26,062 of cash and $26,096 of segregated cash for swap agreements with broker.

See notes to financial statements.
GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 35

FINANCIAL HIGHLIGHTS	May 31, 2019

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2019	May 31, 2018	May 31, 2017	May 31, 2016	May 31, 2015

Per Share Data:
Net asset value, beginning of period	$22.69	$23.30	$23.30	$23.35	$23.26
Income from investment operations:
Net investment income(a)	1.30	1.48	1.59	1.48	1.48
Net gain (loss) on investments (realized and unrealized)	0.23	(0.58)	(0.04)	0.13	0.27
Total from investment operations	1.53	0.90	1.55	1.61	1.75
Less distributions from:
Net investment income	(1.43)	(1.35)	(1.55)	(1.64)	(1.48)
Capital gains	(0.08)	(0.16)	—	(0.02)	(0.18)
Total distributions to shareholders	(1.51)	(1.51)	(1.55)	(1.66)	(1.66)
Net asset value, end of period	$22.71	$22.69	$23.30	$23.30	$23.35
Market value, end of period	$23.38	$21.44	$23.23	$22.28	$21.64

Total Return(b)
Net asset value	7.11%	3.93%	6.81%	7.25%	7.64%
Market value	16.81%	(1.23%)	11.62%	10.95%	7.52%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$395,716	$395,221	$405,780	$405,820	$406,668
Ratio to average net assets of:
Total expenses, including interest expense(c)	1.68%	1.65%	1.54%	1.38%	1.32%
Net investment income, including interest expense	5.82%	6.42%	6.80%	6.47%	6.26%
Portfolio turnover rate	6%	8%	6%	7%	11%
Senior Indebtebness:
Borrowings – committed facility agreement (in thousands)	$44,510	$44,510	$47,509	$61,710	$35,510
Asset Coverage per $1,000 of borrowings(d)	$9,891	$9,879	$9,541	$7,576	$12,452
Supplemental asset coverage per $1,000 of borrowings(e)	$11,152	$11,014	$10,966	$9,030	$14,993

See notes to financial statements.

36 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	May 31, 2019

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Trust’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Excluding interest expense, the operating expense ratios for the years ended May 31 would be:

2019	2018	2017	2016	2015
0.95%	0.99%	1.00%	0.99%	1.02%

(d)	Calculated by subtracting the Trust’s total liabilities (not including the borrowings) from the Trust’s total assets and dividing by the borrowings
(e)	Calculated by subtracting the Trust’s total liabilities (not including the borrowings or reverse repurchase agreements) from the Trust’s total assets and dividing by the borrowings.

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 37

NOTES TO FINANCIAL STATEMENTS	May 31, 2019

Note 1 – Organization
Guggenheim Taxable Municipal Managed Duration Trust (the “Trust”) was organized as a Delaware statutory trust on June 30, 2010. The Trust is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. There can be no assurance that the Trust will achieve its investment objectives. The Trust’s investment objectives are considered fundamental and may not be changed without shareholder approval.
Note 2 – Significant Accounting Policies
The Trust operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
(a) Valuation of Investments
The Board of Trustees of the Trust (the “Board”) has adopted policies and procedures for the valuation of the Trust’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Trust’s securities and/or other assets.
Valuations of the Trust’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Trust’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.
If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually at 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

38 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2019

Open-end investment companies are valued at their net asset value (“NAV”) as of the close of business on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sales price.
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA”, or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.
Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at their NAV.
Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes. If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
The value of interest rate swap agreements entered into by the Trust are accounted for using the unrealized gain or loss on the agreements that is determined using the spread priced off the previous day’s Chicago Mercantile Exchange (“CME”) price.
Investments for which market quotations are not readily available are fair-valued as determined in good faith by GFIA, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2019

basis. Paydown gains and losses on mortgage and asset-backed securities are treated as interest income. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.
Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.
(c) Senior Floating Rate Interests
Senior floating rate interests in which the Trust invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown on the Schedule of Investments.
(d) Interests in When-Issued Securities
The Trust may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Trust on such interests or securities in connection with such transactions prior to the date the Trust actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Trust will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date.
(e) Currency Translation
The accounting records of the Trust are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.
The Trust does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.
Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually

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received compared to the amount shown in the Trust’s accounting records on the date of receipt, if any, is shown as net realized gains or losses on foreign currency transactions on the Trust’s Statement of Operations.
Foreign exchange unrealized appreciation or depreciation on assets and liabilities, other than investments, if any, is shown as unrealized appreciation (depreciation) on foreign currency translation on the Trust’s Statement of Operations.
(f) Distributions to Shareholders
The Trust declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
(g) Swaps
A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Trust may enter into swap agreements to manage its exposure to interest rates and/or credit risk, to generate income or to manage duration. Swaps are valued daily at current market value and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Trust’s basis in the swap and the proceeds of the closing transaction, including any fees. Upon termination of a swap agreement, a payable to or receivable from the swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions. The line item is removed upon settlement according to the terms of the swap agreement.
Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Trust are included as part of realized gain (loss) on the Statement of Operations.
(h) Indemnifications
Under the Trust’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

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Note 3 – Derivatives
As part of its investment strategy, the Trust utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why the Trust uses derivative instruments, how these derivative instruments are accounted for and their effects on the Trust’s financial position and results of operations.
The Trust utilized derivatives for the following purposes:
Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
Swap Agreements
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Trust utilizing over-the-counter (“OTC”) swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value.
Certain standardized swaps are subject to mandatory central clearing and are executed on a multilateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like an exchange-traded futures contract. Upon entering into a centrally-cleared swap transaction, the Trust is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Trust, depending on fluctuations in the fair value of the reference entity. For Trusts utilizing interest rate swaps, the exchange bears the risk of loss.
Interest rate swaps involve the exchange by the Trust with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.
The following table represents the Trust’s use and volume of interest rate swaps on a quarterly basis:

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	Average Notional
	Amount
	Pay	Receive
Use	Floating Rate	Floating Rate
Hedge	$ –	$82,000,000

Derivative Investment Holdings Categorized by Risk Exposure
The following is a summary of the location of derivative investments on the Trust’s Statement of Assets and Liabilities as of May 31, 2019:

Derivative Investment Type	Asset Derivatives
Interest Rate Contracts	Variation margin on swap agreements

The following table sets forth the fair value of the Trust’s derivative investments categorized by primary risk exposure at May 31, 2019:

Asset Derivative Investments Value
Swaps Interest
Rate Risk
$ 286,812*

*	Includes cumulative appreciation (depreciation) on swap agreements as reported on the Schedule of Investments. Variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Trust’s Statement of Operations for the year ended May 31, 2019:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Interest Rate Contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Trust’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended May 31, 2019:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Swaps Interest
Rate Risk
$ 781,226

Change in Unrealized Appreciation (Depreciation) on Derivative Investments
Recognized on the Statement of Operations
Swaps Interest
Rate Risk
$ (826,432)

In conjunction with the use of derivative instruments, the Trust is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Trust uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Trust.
The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

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Note 4 – Offsetting
In the normal course of business, the Trust enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Trust to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.
In order to better define their contractual rights and to secure rights that will help the Trust mitigate its counterparty risk, the Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Trust and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Trust in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Trust, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Trust, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Trust from its counterparties are not fully collateralized, contractually or otherwise, the Trust bears the risk of loss from counterparty nonperformance. The Trust attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties. For financial reporting purposes, the Trust does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

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The following table presents derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument				Financial Instruments	Cash Collateral Pledged	Net Amount
Reverse
Repurchase
Agreements	$56,157,009	$–	$56,157,009	$(56,157,009)	$–	$–

[1] Centrally cleared swaps are excluded from these reported amounts.

The following table presents deposits held by others in connection with derivative investments as of May 31, 2019. The Trust has the right to offset these deposits against any related liabilities outstanding with each counterparty.

Counterparty	Asset Type	Cash Pledged
Bank of America Merrill Lynch	Interest Rate Swap Agreements	$26,096

Note 5 – Fees and Other Transactions with Affiliates
Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or “Sub-Adviser”), provides personnel including certain officers required for the Trust’s administrative management, and compensates the officers and trustees of the Trust who are affiliates of the Adviser. As compensation for these services, the Trust pays the Adviser a fee, payable monthly, in an amount equal to 0.60% of the Trust’s average daily managed assets.
Pursuant to a Sub-Advisory Agreement among the Trust, the Adviser and GPIM, GPIM under the supervision of the Trust’s Board and the Adviser, provides a continuous investment program for the Trust’s portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Trust who are GPIM’s affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.30% of the Trust’s average daily managed assets.
For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Trust’s total assets minus the sum of its accrued liabilities. Total assets means all of the Trust’s assets and is not limited to its investment securities. Accrued liabilities means all of the Trust’s liabilities other than borrowings for investment purposes.
Certain officers and trustees of the Trust may also be officers, directors and/or employees of the Adviser or GPIM. The Trust does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.

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GFIA engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass through basis.
MUFG Investor Services (US), LLC (“MUIS”) acts as the Trust’s administrator and accounting agent. As administrator and accounting agent, MUIS is responsible for maintaining the books and records of the Trust’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Trust’s custodian. As custodian, BNY is responsible for the custody of the Trust’s assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Trust’s average daily managed assets, subject to certain minimum monthly fees, and out of pocket expenses.
Note 6 – Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Trust’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Trust’s assets and liabilities are categorized as Level 2, as indicated in this report.
Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Trust’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Trust may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in an indicative quote would generally result in significant changes in the fair value of the security.

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Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
Note 7 – Reverse Repurchase Agreements
The Trust may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Trust temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker—dealer, in return for cash. At the same time, the Trust agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Trust may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Trust enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Trust’s assets. As a result, such transactions may increase fluctuations in the market value of the Trust’s assets. For the year ended May 31, 2019, the average daily balance for which reverse repurchase agreements were outstanding amounted to $46,733,445. The weighted average interest rate was 2.96%. As of May 31, 2019, there was $56,157,009 in reverse repurchase agreements outstanding.
As of May 31, 2019, the Trust had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Interest Rate(s)	Maturity Date(s)	Face Value
BNP Paribas	2.88%*	Open Maturity	$21,418,022
Royal Bank of Canada	2.71% - 3.08%	06/03/2019 - 07/05/2019	34,738,987
			$56,157,009

*	The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set reference rate and spread. Rate indicated is the rate effective at May 31, 2019.

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of May 31, 2019 aggregated by asset class of the related collateral pledged by the Trust:

	Overnight and	Up to		Greater than
	Continuous	30 days	31-90 days	90 days	Total
Municipal Bonds	$21,418,022	$34,083,408	$—	$—	$55,501,430
Corporate Bonds	—	—	655,579	—	655,579
Total Reverse Repurchase Agreements	$21,418,022	$34,083,408	$655,579	$—	56,157,009
Gross amount of recognized
liabilities for reverse
repurchase agreements	$21,418,022	$34,083,408	$655,579	$—	$56,157,009

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Note 8 – Borrowings
On February 27, 2015, the Trust entered into a $125,000,000 credit facility agreement with an approved lender. Under the credit facility, the interest rate on the amount borrowed was based on the 3-month LIBOR plus 85 basis points, and an unused commitment fee of 25 basis points was charged on the difference between the amount available to borrow under the credit agreement and the actual amount borrowed, if the Trust borrows less than 50% available. On February 27, 2017, the terms were amended such that the unused commitment fee applies if the Trust borrows less than 75% of the amount available. On March 15, 2018, the terms were further amended such that the interest rate on the amount borrowed is based on the 1-Month USD LIBOR plus 80 basis points. On June 15, 2018, the terms were amended such that the interest rate on the amount borrowed is based on the 3-month LIBOR plus 75 basis points, and an unused commitment fee of 20 basis points is charged on the difference between the amount available to borrow under the credit agreement and the actual amount borrowed. As of May 31, 2019, there was $44,509,544 outstanding in connection with the Trust’s credit facility. The average daily amount of borrowings on the credit facilities during the period was $38,197,216 with a related average interest rate of 3.32%. The maximum amount outstanding during the period was $45,509,544. As of May 31, 2019, the total value of securities segregated and pledged as collateral in connection with borrowings was $53,975,083
The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Trust asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Trust’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Trust over which the counterparty has a lien. In addition, the Trust is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.
There is no guarantee that the Trust’s leverage strategy will be successful. The Trust’s use of leverage may cause the Trust’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.
Note 9 – Federal Income Tax Information
The Trust intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Trust from all, or substantially all, federal and state income taxes. Therefore, no provision for federal or state income tax is required.
The Trust is subject to an excise tax of 4% of the amount by which 98% of the Trust’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Trust paid $192,846 or $0.01 per share of excise tax attributable to calendar year 2018.

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Tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Trust’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Trust’s financial statements. The Trust’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.
The tax character of distributions paid during the year ended May 31, 2019 was as follows:

Ordinary	Long-Term	Return	Total
Income	Capital Gain	of Capital	Distributions
$25,277,542	$1,001,168	$ –	$26,278,710

The tax character of distributions paid during the year ended May 31, 2018 was as follows:

Ordinary	Long-Term	Return	Total
Income	Capital Gain	of Capital	Distributions
$23,544,443	$2,732,584	$ –	$26,277,027

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.
The tax components of distributable earnings/(loss) as of May 31, 2019 were as follows:

Undistributed	Undistributed	Net Unrealized	Accumulated
Ordinary	Long-Term	Appreciation	Capital and
Income	Capital Gain	(Depreciation)	Other Losses	Total
$4,150,304	$ –	$60,855,062	$(104,794)	$64,900,572

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Trust that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Trust is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of May 31, 2019, capital loss carryforwards for the Trust were as follows:

		Total
Unlimited		Capital Loss
Short-Term	Long-Term	Carryforward
$ –	$(104,794)	$(104,794)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in swaps, paydown losses, excise tax paid, and distribution reclasses. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2019

The following adjustments were made on the Statements of Assets and Liabilities as of May 31, 2019 for permanent book/tax differences:

Total
Paid In	Distributable
Capital	Earnings/(Loss)
$(192,847)	$192,847

At May 31, 2019, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Net
	Tax	Tax	Unrealized
Tax	Unrealized	Unrealized	Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
$433,130,210	$61,512,133	$(822,710)	$60,689,423

Note 10 – Securities Transactions
For the year ended May 31, 2019, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives transactions, were $39,627,034 and $28,640,712, respectively.
Note 11 – Unfunded Loan Commitments
Pursuant to the terms of certain loan agreements, the Trust held unfunded loan commitments as of May 31, 2019. The Trust is obligated to fund these loan commitments at the borrower’s discretion. The Trust reserves against such contingent obligations by designating cash, liquid securities, and liquid term loans as a reserve. As of May 31, 2019, the total amount segregated in connection with reverse repurchase agreements and unfunded loan commitments was $134,637,707.
The unfunded loan commitments as of May 31, 2019, were as follows:

Borrower	Maturity Date	Face Amount	Value
Aspect Software, Inc.	07/15/23	$60,039	$837
Lytx, Inc.	08/31/22	26,316	2,140
Solera LLC	03/03/21	1,867,500	92,355
		$1,953,855	$95,332

50 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2019

Note 12 – Restricted Securities
The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Central Storage Safety Project Trust
4.82% due 02/01/38	02/02/18	$7,263,665	$7,353,476
FDF I Ltd.
2015-1A, 7.50% due 11/12/30	04/22/16	987,548	988,758
Mirabela Nickel Ltd.
9.50% due 06/24/19[1]	12/31/13	87,217	9,631
		$8,338,430	$8,351,865

[1] Security is in default of interest and/or principal obligations.

Note 13 – Capital
Common Shares
The Trust has an unlimited amount of common shares, $0.01 par value, authorized and 17,422,970 issued and outstanding. Transactions in common shares were as follows:

	Year Ended	Year Ended
	May 31, 2019	May 31, 2018
Beginning Shares	17,416,307	17,416,307
Shares issued through dividend reinvestment	6,663	—
Ending shares	17,422,970	17,416,307

Note 14 – Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. As of May 31, 2019, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Trust’s financial statements and related disclosures nor did it impact the Trust’s net assets or results of operations.
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “2018 ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The 2018 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. As of May 31, 2019, the Trust has fully adopted the provisions of the 2018 ASU, which did not have a material impact on the Trust’s financial statements and related disclosures or impact the Trust’s net assets or results of operations.

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2019

Note 15 – Recent Accounting Pronouncements
In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “2017 ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The 2017 ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The 2017 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.
Note 16 – Subsequent Events
The Trust evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Trust’s financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	May 31, 2019

To the Shareholders and the Board of Trustees of
Guggenheim Taxable Municipal Managed Duration Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Guggenheim Taxable Municipal Managed Duration Trust (the “Trust”), including the schedule of investments, as of May 31, 2019, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Guggenheim Taxable Municipal Managed Duration Trust at May 31, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian, brokers, and paying agents or by other appropriate auditing procedures where replies from brokers or paying agents were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Guggenheim investment companies since 1979.
Tysons, Virginia
July 29, 2019

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OTHER INFORMATION (Unaudited)	May 31, 2019

Federal Income Tax Information
This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.
In January 2020, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2019.
The Trust’s investment income (dividend income plus short-term gains, if any) qualifies as follows:
Of the taxable ordinary income distributions paid during the fiscal year ending May 31, 2019, the Trust had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.
Additionally, of the taxable ordinary income distributions paid during the fiscal year ended May 31, 2019, the Trust had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Qualified	Dividend	Qualified	Qualified
Dividend	Received	Interest	Short-Term
Income	Deduction	Income	Capital Gain
0.00%	0.00%	96.69%	100.00%

With respect to the taxable year ended May 31, 2019, the Trust hereby designates as capital gain dividends the amount listed below, or, if subsequently determined to be different, the net capital gain of such year:

From long-term capital gain:
$1,001,168

Results of Shareholder Votes
The Annual Meeting of Shareholders of the Trust was held on April 4, 2019. Shareholders voted on the election of Trustees. With regards to the election of the following Trustees by shareholders of the Trust:

	# of Shares in Favor	# of Shares Against	# of Shares Abstain
Amy J. Lee	15,106,205	147,716	201,604
Ronald E. Toupin, Jr.	15,097,427	158,336	199,762

The other Trustees of the Trust not up for election in 2019 were Randall C. Barnes, Donald A. Chubb, Jr., Jerry B. Farley, Roman Friedrich III and Ronald A. Nyberg.
Sector Classification

54 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	May 31, 2019

Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classifica -tion system provider. In the Trust’s registration statement, the Trust has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Trust usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.
Trustees
The Trustees of the Guggenheim Taxable Municipal Managed Duration Trust and their principal business occupations during the past five years:

				Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held with	and Length of		Fund Complex	Other Directorships
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years	Overseen	Held by Trustees
Independent Trustees:
Randall C. Barnes (1951)	Trustee	Since 2010	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	49	Current: Trustee, Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2003-2016).
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 2014	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	48	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chairman of the Audit Committee	Since 2014	Current: President, Washburn University (1997-present).	48	Current: CoreFirst Bank & Trust (2000-present) Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2010	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	48	Former: Zincore Metals, Inc. (2009-January 2019).

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OTHER INFORMATION (Unaudited) continued	May 31, 2019

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held with	and Length of		Fund Complex	Other Directorships
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2010	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	49
Current: PPM Funds (2018-present); Edward-Elmhurst Healthcare System (2012-present); Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2010
Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).
48
Current: Western Asset Inflation-Linked Opportunities & Income Fund (2004- present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016); Bennett Group of Funds (2011-2013).

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OTHER INFORMATION (Unaudited) continued	May 31, 2019

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held with	and Length of		Fund Complex	Other Directorships
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years	Overseen	Held by Trustees
Interested Trustee:
Amy J. Lee*** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2010 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer (2017-2018); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	48	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	Each Trustee serves an indefinite term, until his or her successor is duly elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
— Messrs. Barnes and Chubb are Class I Trustees. Class I Trustees are expected to stand for re-election at the Trust’s annual meeting of shareholders for the fiscal year ended May 31, 2020.

— Messrs. Farley, Friedrich and Nyberg are Class II Trustees. Class II Trustees are expected to stand for re-election at the Trust’s annual meeting of shareholders for the fiscal year ended May 31, 2021.

— Messr. Toupin and Ms. Lee are Class III Trustees. Class III Trustees are expected to stand for re-election at the Trust’s annual meeting of shareholders for the fiscal year ended May 31, 2022.
***	This Trustee is deemed to be an “interested person” of the Trust under the 1940 Act by reason of her position with the Trust’s Adviser and/or the parent of the Adviser.

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OTHER INFORMATION (Unaudited) continued	May 31, 2019

OFFICERS
The Officers of the Guggenheim Taxable Municipal Managed Duration Trust, who are not Trustees, and their principal occupations during the past five years:

	Position(s)	Term of Office
Name, Address*	held with	and Length of	Principal Occupations
and Year of Birth	the Trust	Time Served**	During Past Five Years
Officers:
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018
Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President and Chief Executive Officer, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

Joanna M. Catalucci (1966)	Chief Compliance Officer	Since 2012
Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: AML officer, certain funds in the Fund Complex (2016-2017); Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer	Since 2010
Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2010	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).

58 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	May 31, 2019

	Position(s)	Term of Office
Name, Address*	held with	and Length of	Principal Occupations
and Year of Birth	the Trust	Time Served**	During Past Five Years
Officers continued:
Adam J. Nelson (1979)	Assistant Treasurer	Since 2015
Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2012
Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014
Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2010
Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 59

OTHER INFORMATION (Unaudited) continued	May 31, 2019

	Position(s)	Term of Office
Name, Address*	held with	and Length of	Principal Occupations
and Year of Birth	the Trust	Time Served**	During Past Five Years
Officers continued:
Jon Szafran (1989)	Assistant Treasurer	Since 2017
Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**
Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Trust.

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APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
TAXABLE MUNICIPAL MANAGED DURATION TRUST (GBAB)	May 31, 2019

Guggenheim Taxable Municipal Managed Duration Trust (the “Fund”) is a Delaware statutory trust that is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as the Fund’s investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Fund and GFIA (the “Investment Advisory Agreement”). (Guggenheim Partners, GFIA, Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GFIA, GPIM, Security Investors, LLC and other affiliated investment management businesses of Guggenheim Partners.)
Under the terms of the Investment Advisory Agreement, GFIA is responsible for overseeing the activities of GPIM, which performs portfolio management and related services for the Fund pursuant to an investment sub-advisory agreement by and among the Fund, the Adviser and GPIM (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreements”). Under the supervision and oversight of GFIA and the Board of Trustees of the Fund (the “Board,” with the members of the Board referred to individually as the “Trustees”), GPIM provides a continuous investment program for the Fund’s portfolio, provides investment research, and makes and executes recommendations for the purchase and sale of securities for the Fund.
Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Fund (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 25, 2019 (the “April Meeting”) and on May 21, 2019 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements in connection with the Committee’s annual contract review schedule.
As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by Guggenheim is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Fund and other information relevant to its evaluation of the Advisory Agreements.
In connection with the contract review process, FUSE Research Network LLC, an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed

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APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
TAXABLE MUNICIPAL MANAGED DURATION TRUST (GBAB) continued	May 31, 2019

specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with comparisons to a peer group of funds identified by Guggenheim, based on a methodology reviewed by the Board. In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience in governing the Fund and weighed the factors and standards discussed with Independent Legal Counsel.
Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of the Fund to recommend that the Board approve the renewal of each of the Advisory Agreements for an additional annual term.
Investment Advisory Agreement
Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that although the Adviser delegated portfolio management responsibility to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.1 As a result, the Committee did not evaluate the services provided to the Fund under the Investment Advisory Agreement and Sub-Advisory Agreement separately.
The Committee also considered the secondary market support services provided by Guggenheim to the Fund and noted the materials describing the activities of Guggenheim’s dedicated Closed-End Fund Team, including with respect to communication with financial advisors, data dissemination and relationship management. In addition, the Committee considered the qualifications, experience and skills of key personnel performing services for the Fund, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Fund. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Fund.
The Committee’s review of the services provided by Guggenheim to the Fund included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services

[1]
Consequently, except where the context indicates otherwise, references to “Adviser” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under both Advisory Agreements.

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APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
TAXABLE MUNICIPAL MANAGED DURATION TRUST (GBAB) continued	May 31, 2019

to the Fund, including entrepreneurial, legal and regulatory risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Fund’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.
In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, custodian and other service providers to the Fund. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to funds in the Guggenheim fund complex, including the OCFO’s resources, personnel and services provided.
With respect to Guggenheim’s resources and the Adviser’s ability to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)
The Committee also considered the acceptability of the terms of the Investment Advisory Agreement, including the scope of services required to be performed by the Adviser.
Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Investment Advisory Agreement with respect to the Fund.
Investment Performance: The Fund commenced investment operations on October 27, 2010 and its investment objective is to provide current income, with a secondary objective of long-term capital appreciation. The Committee received data showing the Fund’s total return on a net asset value (“NAV”) and market price basis for the five-year, three-year, one-year and three-month periods ended December 31, 2018, as well as total return based on NAV since inception.
The Committee compared the Fund’s performance to a peer group of closed-end funds identified by Guggenheim (the “peer group of funds”) and, for NAV returns, performance versus the Fund’s benchmark for the same time periods. The Committee noted that the Adviser’s peer group selection methodology for the Fund starts with the entire U.S.-listed taxable closed-end fund universe, and excludes funds that: (i) generally invest less than 50% in taxable municipals, including “Build America Bonds” (“BABs”); and (ii) generally employ less than 20% financial leverage. The Committee considered that the peer group of funds, with three constituent funds, including the Fund, is consistent with the peer group used for purposes of the Fund’s quarterly performance reporting.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 63

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
TAXABLE MUNICIPAL MANAGED DURATION TRUST (GBAB) continued	May 31, 2019

The Committee observed that the returns of the Fund ranked in the 50th, 50th and 1st percentiles of its peer group of funds on an NAV basis for the five-year, three-year and one-year periods ended December 31, 2018, respectively.
In addition, the Committee took into account Guggenheim’s belief that there is no single optimal performance metric, nor is there a single optimal time period over which to evaluate performance and that a thorough understanding of performance comes from analyzing measures of returns, risk and risk-adjusted returns, as well as evaluating strategies both relative to their market benchmarks and to peer groups of competing strategies. Thus, the Committee also reviewed and considered the additional performance and risk metrics provided by Guggenheim, including the Fund’s standard deviation, tracking error, beta, Sharpe ratio, information ratio and alpha compared to the benchmark, with the Fund’s risk metrics ranked against its peer group. In assessing the foregoing, the Committee considered Guggenheim’s statement that the Fund outperformed its benchmark and its peers in 2018 as the Fund was positioned with a conservative risk profile in terms of leverage, duration and credit quality in the face of spread widening and increased market volatility. Guggenheim also stated that, on a five-year and three-year basis, the Fund outperformed its benchmark and provided superior risk-adjusted returns relative to its peers, with lower levels of volatility, beta and down-capture, and higher Sharpe ratio, information ratio and alpha. In addition, Guggenheim stated that the Fund’s risk metrics have consistently been superior to peers, reflecting the Fund’s lower duration and the diversification provided by the “non-BABs” portion of the Fund’s portfolio and that risk-adjusted returns have consistently been the best in the peer group.
The Committee also considered the Fund’s structure and form of leverage, and, among other information related to leverage, the cost of the leverage and the aggregate leverage outstanding as of December 31, 2018, as well as net yield on leverage assets and net impact on common assets due to leverage for the one-year period ended December 31, 2018 and annualized for the three-year and since-inception periods ended December 31, 2018.
After reviewing the foregoing and related factors, the Committee concluded that the Fund’s performance was acceptable.
Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from Its Relationship with the Fund: The Committee compared the Fund’s contractual advisory fee (which includes the sub-advisory fee paid to the Sub-Adviser) calculated at average managed assets for the latest fiscal year,2 and the Fund’s net effective management fee and total net expense ratio, in each case as a percentage of average net assets for the latest fiscal year, to the peer group of funds and noted the Fund’s percentile rankings in this regard. The Committee also reviewed the average and median advisory fees (based on average net assets) and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees and other operating expenses) of the peer group of funds.
The Committee observed that, although the Fund’s contractual advisory fee based on average managed assets and total net expense ratio (excluding interest expense) on average net assets were the highest of its peer group of funds, its net effective management fee (representing the combined

[2]
Contractual advisory fee rankings represent the percentile ranking of the Fund’s contractual advisory fee relative to peers assuming that the contractual advisory fee for each fund in the peer group is calculated on the basis of the Fund’s average managed assets.

64 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
TAXABLE MUNICIPAL MANAGED DURATION TRUST (GBAB) continued	May 31, 2019

effective advisory fee and administration fee) on average net assets was the lowest of its peer group of funds. The Committee also noted that the peer group of funds consists of only three funds, including the Fund and two peers from two large fund families, which limits its usefulness for comparison. In this connection, the Committee noted the contractual advisory fee range of the peer group and considered Guggenheim’s statement that the Fund’s contractual advisory fee of 0.60% is within 0.05% of one of its peers. The Committee also considered Guggenheim’s statement that the Fund’s total net expense ratio is only slightly higher than its two peers due to the Fund’s smaller asset base.
As part of its evaluation of the Fund’s advisory fee, the Committee considered how such fee compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing registered funds as compared to other types of accounts and differences between managing a closed-end fund as compared to an open-end fund. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, differences in fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the entrepreneurial, legal and regulatory risks involved with the Fund as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, and the specific circumstances of, the Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients, respectively, with similar investment strategies and/or the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.
With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Fund, the Committee reviewed a profitability analysis and data from management setting forth the average assets under management for the twelve months ended December 31, 2018, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2017. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.
In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.
The Committee considered other benefits available to the Adviser because of its relationship with the Fund and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fallout” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Adviser may benefit from marketing synergies arising from offering a broad spectrum of products, including the Fund.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 65

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
TAXABLE MUNICIPAL MANAGED DURATION TRUST (GBAB) continued	May 31, 2019

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow (primarily through the appreciation of the Fund’s investment portfolio), whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Committee considered that advisory fee breakpoints generally are not relevant given the structural nature of closed-end funds, which, though able to conduct additional share offerings periodically, do not continuously offer new shares and thus, do not experience daily inflows and outflows of capital. In addition, the Committee took into account that given the relative size of the Fund, Guggenheim does not believe breakpoints are appropriate at this time. The Committee also noted that to the extent the Fund’s assets increase over time (whether through periodic offerings or internal growth from asset appreciation), the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets.
Based on the foregoing, the Committee determined that the Fund’s advisory fee was reasonable.
Sub-Advisory Agreement
Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and Sub-Adviser for the Fund—GFIA and GPIM, respectively—are part of Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not evaluate the services provided under the Investment Advisory Agreement and Sub-Advisory Agreement separately. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the Investment Advisory Agreement.
With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)
The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.
Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Investment Advisory Agreement.
Comparative Fees, Costs of Services Provided and the Profits Realized by the SubAdviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate with respect to the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was not unreasonable.

66 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
TAXABLE MUNICIPAL MANAGED DURATION TRUST (GBAB) continued	May 31, 2019

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreement, which was separately considered. (See “Investment Advisory Agreement – Economies of Scale” above.)
Overall Conclusions
Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interest of the Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional annual term.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 67

DIVIDEND REINVESTMENT PLAN (Unaudited)	May 31, 2019

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Trust will be automatically reinvested by the Plan Administrator for shareholders in the Trust’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Trust. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Trust for you. If you wish for all dividends declared on your common shares of the Trust to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Trust declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Trust (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

68 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	May 31, 2019

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Trust. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170: Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 69

TRUST INFORMATION	May 31, 2019

Board of Trustees

Randall C. Barnes

Donald A. Chubb, Jr.

Jerry B. Farley

Roman Friedrich III

Amy J. Lee*

Ronald A. Nyberg

Ronald E. Toupin, Jr.,
Chairman

* Trustee is an “interested person” (as defined
in Section 2(a)(19) of the 1940 Act)
(“Interested Trustee”) of the Trust because of
her position as President of the Investment
Adviser and Sub-Adviser.

Principal Executive Officers

Brian E. Binder
President and Chief Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Vice President and Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer, Chief Accounting
Officer and Treasurer

Investment Adviser
Guggenheim Funds Investment
Advisors, LLC
Chicago, IL

Investment Sub-Adviser
Guggenheim Partners Investment
Management, LLC
Santa Monica, CA

Administrator and Accounting Agent
MUFG Investor Services (US), LLC
Rockville, MD

Custodian
The Bank of New York Mellon Corp.
New York, NY

Legal Counsel
Skadden, Arps, Slate, Meagher &
Flom LLP
New York, NY

Independent Registered Public
Accounting Firm
Ernst & Young LLP
Tysons, VA

70 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

TRUST INFORMATION continued	May 31, 2019

Privacy Principles of Guggenheim Taxable Municipal Managed Duration Trust for Shareholders
The Trust is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Trust restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Guggenheim Taxable Municipal Managed Duration Trust?
•	If your shares are held in a Brokerage Account, contact your Broker.
•
If you have physical possession of your shares in certificate form, contact the Trust’s Transfer Agent:
Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is sent to shareholders of Guggenheim Taxable Municipal Managed Duration Trust for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Trust or of any securities mentioned in this report.
A description of the Trust’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Trust at (888) 991-0091.
Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091, by visiting the Trust’s website at guggenheiminvestments.com/gbab or by accessing the Trust’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available on the SEC website at www.sec.gov or at guggenheiminvestments.com/gbab. The Trust’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Trust from time to time may purchase shares of its common stock in the open market or in private transactions.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 71

ABOUT THE FUND MANAGERS

Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.
Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indices with both lower volatility and lower correlation of returns over time as compared to such benchmark indices.
Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(07/19)
NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-GBAB-AR-0519

Item 2.  Code of Ethics.
(a)           The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
(b)           No information need be disclosed pursuant to this paragraph.
(c)	The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.
(d)           The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.
(e)            Not applicable.

(f)           (1) The registrant’s Code of Ethics is attached hereto as Exhibit (a)(1).
(2) Not applicable.
(3) Not applicable.
Item 3.  Audit Committee Financial Expert.
The registrant’s Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee Dr. Jerry B. Farley.  Dr. Farley qualifies as an audit committee financial expert by virtue of his experience at educational institutions, where his business responsibilities have included all aspects of financial management and reporting.
(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)
Item 4.  Principal Accountant Fees and Services.
(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $67,586 and $51,666 for the fiscal years ended May 31, 2019 and May 31, 2018, respectively.
(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a) of this Item, were $0 and $0 for the fiscal years ended May 31, 2019 and May 31, 2018 respectively.
The registrant’s principal accountant did not bill fees for non-audit services that required approval by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $11,398 and $11,187 for the fiscal years ended May 31, 2019 and May 31, 2018, respectively.

The registrant’s principal accountant did not bill fees for tax services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0 for the fiscal years ended May 31, 2019 and May 31, 2018, respectively.
The registrant’s principal accountant did not bill for services not included in Items 4(a), (b) or (c) above that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
 (e)  Audit Committee Pre-Approval Policies and Procedures.
(1) The registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections V.B.2 and V.B.3 of the registrant’s audit committee’s Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

V.B.2. Pre-approve any engagement of the independent auditors to provide any non-prohibited services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)	The categories of services to be reviewed and considered for pre-approval include the following (collectively, “Identified Services”):

    Audit Services
•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services
•	Accounting consultations
•	Fund merger/reorganization support services

•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services
•	Recurring tax services:
o	Preparation of Federal and state income tax returns, including extensions
o	Preparation of calculations of taxable income, including fiscal year tax designations
o	Preparation of annual Federal excise tax returns (if applicable)
o	Preparation of calendar year excise distribution calculations
o	Calculation of tax equalization on an as-needed basis
o	Preparation of the estimated excise distribution calculations on an as-needed basis
o	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis
o	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes
o	Provision of tax compliance services in India for Funds with direct investments in India
o	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

•	Permissible non-recurring tax services upon request:
o	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards
o	Assistance with calendar year shareholder reporting designations on Form 1099
o	Assistance with corporate actions and tax treatment of complex securities and structured products
o	Assistance with IRS ruling requests and calculation of deficiency dividends
o	Conduct training sessions for the Adviser’s internal tax resources
o	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions
o	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance
o	RIC qualification reviews
o	Tax distribution analysis and planning
o	Tax authority examination services
o	Tax appeals support services
o	Tax accounting methods studies
o	Fund merger, reorganization and liquidation support services
o	Tax compliance, planning and advice services and related projects

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c)
For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e)
All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form attached as Appendix C to the Audit Committee Charter.  The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)
The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

V.B.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)
The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)  Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $11,398 and $11,187 for the fiscal years ended May 31, 2019 and May 31, 2018, respectively.

(h)  Not applicable.
Item 5.  Audit Committee of Listed Registrants.
(a) The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The Audit Committee of the registrant is composed of: Randall C. Barnes; Ronald A. Nyberg; Ronald E. Toupin, Jr.; Donald A. Chubb; Jerry B. Farley; and Roman Friedrich III.
(b) Not applicable.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The registrant has delegated the voting of proxies relating to its voting securities to the registrant’s investment sub-adviser, Guggenheim Partners Investment Management, LLC (“GPIM”).  GPIM’s proxy voting policies and procedures are included as Exhibit (c) hereto.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
a)(1)  GPIM serves as sub-adviser for the registrant and is responsible for the day-to-day management of the registrant’s portfolio. GPIM uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of GPIM’s Portfolio Construction Group (“PCG”).  PCG’s members include the Chief Investment Officer (“CIO”) and other key investment personnel.  The PCG, in consultation with the CIO, provides direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of GPIM’s strategic and tactical policy directives.

The following individuals at GPIM share primary responsibility for the management of the registrant’s portfolio and is provided as of May 31, 2019:

Name	Since	Professional Experience During the Last Five Years
Scott Minerd - CIO	2010	Guggenheim Partners Investment Management, LLC: Global CIO – 2005–Present; Guggenheim Partners, LLC: Managing Partner – Insurance Advisory – 1998–Present.

Anne Walsh, CFA, FLMI – Senior Managing Director and Assistant CIO	2010	Guggenheim Partners Investment Management, LLC: Senior Managing Director and Assistant Chief Investment Officer – 2007–Present.

Jeffrey Carefoot – Senior Managing Director	2017	Guggenheim Partners Investment Management, LLC - Senior Managing Director - 2016 to Present; Guggenheim Partners Investment Management, LLC – Managing Director 2012 to 2016.

Allen Li - Managing Director	2017	Guggenheim Partners Investment Management, LLC. Managing Director – 2014 to Present; Guggenheim Partners Investment Management, LLC – Director 2012 to 2014.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the GPIM portfolio managers as of May 31, 2019:

Scott Minerd:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	16	$23,726,653,295	0	$0
Other pooled investment vehicles	61	$16,256,726,380	32	$7,579,287,614
Other accounts	124	$151,353,830,827	9	$1,078,923,616

Anne Walsh:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	20	$28,419,866,828	0	$0
Other pooled investment vehicles	5	$3,120,608,880	2	$2,261,250,991
Other accounts	84	$143,498,419,905	4	$270,336,271

Jeffrey Carefoot:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	3	$508,236,032	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	1	$101,820,100	0	$0

Allen Li:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	3	$508,236,032	0	$0
Other pooled investment vehicles	1	$30,558,749	1	$30,558,749
Other accounts	3	$160,070,631	0	$0

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. GPIM seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

GPIM may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, GPIM may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, GPIM may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. GPIM’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, GPIM’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to GPIM’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, GPIM’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

GPIM, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of GPIM clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  GPIM is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, GPIM’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

GPIM and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

GPIM compensates the portfolio managers for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.  GPIM’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various GPIM investments.  All GPIM employees are also eligible to participate in a 401(k) plan to which GPIM may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each GPIM portfolio manager as of May 31, 2018:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund
Scott Minerd Anne Walsh	None $100,001-$500,000
Jeffrey Carefoot Allen Li	None None

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a)      The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
 (b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The registrant has not participated in securities lending activities during the period covered by this report.
(b) Not applicable
Item 13.  Exhibits.
(a)(1) Code of Ethics for Chief Executive and Senior Financial Officers.
(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.
(a)(3)  Not applicable.
(b)      Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.
(c)      Guggenheim Partners Investment Management, LLC Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Guggenheim Taxable Municipal Managed Duration Trust
By:        /s/ Brian Binder
Name:   Brian Binder
Title:     President and Chief Executive Officer
Date:     August 8, 2019
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:         /s/ Brian Binder
Name:    Brian Binder
Title:      President and Chief Executive Officer
Date:     August 8, 2019
By:         /s/  John L. Sullivan
Name:    John L. Sullivan
Title:      Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:     August 8, 2019